UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2007
ZAREBA SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-1388	41-0832194
(Commission File Number)	(IRS Employer
Identification No.)
13705 26th Ave. N., Suite 102
Minneapolis, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)
(763) 551-1125
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 24, 2007, Zareba Systems, Inc. (the “Company”) entered into a Stock Purchase Agreement to sell all of the outstanding capital stock of its wholly-owned subsidiary Waters Medical Systems, Inc. (“WMS”) to Holding GC, Inc. (the “Buyer”), a Delaware corporation.
     Under the terms of the Stock Purchase Agreement, the Company has agreed to sell all of the stock of WMS to Buyer for $5,000,000, which is payable in cash at the closing of the transaction. The Stock Purchase Agreement calls for a post-closing confirmation of the value of the “net assets” of WMS on the closing date, which could result in a reduction of the purchase price.
     The Company has made customary representations and warranties and covenants relating to WMS in the Stock Purchase Agreement and has agreed not to compete with WMS or the Buyer and its affiliates, or solicit the employees of WMS, for a period of five years following the closing of the transaction. The Company has also agreed to indemnify the Buyer for breaches of its representations, warranties and covenants, with a limit of up to $1,000,000 in the aggregate, subject to exceptions for tax, ERISA, environmental and Food and Drug Administration matters and breaches of representations and warranties relating to the share ownership and capitalization of WMS. In connection with the closing of the transaction, the Company is required to assign or sublet to WMS its interest in the facility currently used by WMS in Rochester, Minnesota.
     The transaction is expected to close on or about August 1, 2007, subject to customary closing conditions.
     The foregoing description of the Stock Purchase Agreement is not complete and is qualified by the provisions of the Stock Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 8.01. Other Events.
     On July 25, 2007, the Company issued a press release announcing the execution of the Stock Purchase Agreement. A copy of this press release is filed as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial statements: None.
     (b) Pro forma financial information: None.
     (c) Shell company transactions: None.
     (d) Exhibits:
          10.1 Stock Purchase Agreement, dated as of July 24, 2007, between Zareba Systems, Inc. and Holding GC, Inc.
          99.1 Press release dated July 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 25, 2007

ZAREBA SYSTEMS, INC.
By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen, Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to
FORM 8-K
ZAREBA SYSTEMS, INC.

Date of Report:	Commission File No.:
July 24, 2007	0-1388

Exhibit No.	ITEM

10.1	Stock Purchase Agreement, dated as of July 24, 2007, between Zareba Systems, Inc. and Holding GC, Inc.
99.1	Press release dated July 25, 2007.